Galera Therapeutics (GRTX) Driving Better Outcomes for Breast Cancer Patients January 2025 Exhibit 99.2

Forward-Looking Statements ©2025 Galera Therapeutics, Inc. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. “While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not been independently verified, and Galera makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources.” While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress and timing thereof, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of, and the release of data from, clinical trials, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities Exchange Commission (SEC) and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.

©2025 Galera Therapeutics, Inc. Tilarginine (pan-NOS inhibitor) has potential to be first approved therapy in metaplastic breast cancer (MpBC) Fully grant funded Phase 1b/2 trial ongoing in MpBC with nab-paclitaxel and alpelisib (PI3K inhibitor) 4/9 responses seen in Phase 1 portion Next tranche of data expected end of 2025 Proof of concept achieved in triple negative breast cancer (TNBC) patients in combination with docetaxel 46% ORR across all patients in Phase 2 82% ORR in locally advanced patients Avasopasem (superoxide dismutase mimetic) to be repositioned into HR+ HER2- breast cancer to restore sensitivity to 1st line patients Phase 1b/2 single arm investigator-initiated trial to begin in 1H2025 Cash balance expected to support multiple near-term data readouts Cash runway anticipated to fund operations into 2026 Galera Therapeutics: Developing First-in-Class Treatments for Resistant Breast Cancer

Galera Therapeutics and Nova Pharma ©2025 Galera Therapeutics, Inc. + Public company with small molecule dismutase mimetics in early trial for hormone-resistant breast cancer Private company with small molecule NOS inhibitor in early trials for advanced and metastatic breast cancer Combined company positioned to accelerate development for tilarginine and avasopasem Dismutase Mimetics avasopasem rucosopasem Pan-NOS Inhibitor tilarginine Targeting treatment resistance pathways Joining Forces to Bring Novel Treatments to Cancer Patients

# Leadership Team



**Mel Sorensen, MD**
President & CEO
Galera, Oncopia, Ascenta
GSK, Bayer, NCI, Mayo Clinic



**Joel Sussman, CPA**
Chief Accounting Officer
Galera, Ascenta



**Judy Schnyder**
Clinical Operations
Galera, Aclaris



**Andie Collier**
Regulatory & Quality
Galera, Gilead



**Judy Fox, PhD**
Drug Development
Genentech
Sunesis, Chiron

## BOARD OF DIRECTORS

**Mel Sorensen, MD**
President & CEO
Galera

**Larry Alleva**
Audit Chair
PriceWaterhouseCoopers

**Kevin Lokay, MS**
AstraZeneca
Boehringer Ingelheim
Cytogen, GSK, Merck

**Michael Friedman**
Jefferies
Bank of America

**Nancy Chang, PhD**
Roche, Tanox, OrbiMed Asia
Baylor

Galera
©2025 Galera Therapeutics, Inc.
5

# Galera's Breast Cancer Trials

## Three Trials Targeting Highly-Resistant forms of Advanced or Metastatic Breast Cancer

| | Program | Preclinical / Phase 1 / Phase 2 | Results/Status |
|---|---|---|---|
| Active / Planned | **Tilarginine + nab-paclitaxel +PI3Ki** | **Metaplastic Breast Cancer** (n=36)<br>*Phase 1-2 single-arm combo trial (HMRI)* | 1 CR, 3 PR, 3 SD in 1st 9 pts<br>Ongoing Enrollment |
| Active / Planned | **Tilarginine + paclitaxel** | **Triple Negative Breast Cancer (TNBC)**<br>*Phase 2 adaptive randomized, placebo-controlled trial (I-SPY2)* | Planned to Open 2025 |
| Active / Planned | **Avasopasem + (fulvestrant +CDK4/6i)[1]** | **HR+/HER2- Metastatic Breast Cancer** (n=25)<br>*Phase 1b/2a single-arm combo trial (UT San Antonio)* | Phase I portion to open 1H2025 |
| Completed | **Tilarginine + taxane** | **Metastatic & Locally Advanced TNBC** (n=35)<br>*Phase 1-2 single-arm combo trial (HMRI, funded by NCI)* | 17% CR, 29% PR, 17% SD<br>Path CRs (3), Clinical CR (1) |

Tilarginine is L-NMMA (NG-monomethyl-L-arginine), a nitric oxide synthase (NOS) inhibitor, administered IV over 2 hours, with Amlodipine pretreatment
TNBC = Triple-negative Breast Cancer, PI3Ki = Inhibitor of Phosphoinositide 3-kinase. Nab-paclitaxel = nanoparticle albumin-bound paclitaxel (Abraxane®)
HMRI = Houston Methodist Research Institute; NCI=National Cancer Inst.; I-SPY 2 = Investigation of Serial Studies to Predict Your Therapeutic Response with Imaging and Molecular Analysis 2

Galera
©2025 Galera Therapeutics, Inc.
6

Tilarginine in Triple Negative Breast Cancer

# Promising Early Results With Tilarginine in TNBC

Long-term research with nitric oxide synthase inhibition in cancer has demonstrated potential to translate into the clinic

- A research team led by Jenny Chang, M.D., a breast medical oncologist and director of the Houston Methodist Dr. Mary and Ron Neal Cancer Center, found variants in a gene called RPL39 that work through a pathway called nitric oxide.
- Through the combination of chemotherapy and a nitric oxide synthase inhibitor, tilarginine or L-NMMA, developed at Houston Methodist, researchers were able to regress tumor growth of triple negative breast cancer and prevent the cancer from spreading.
- Historically, patients with cancers resistant to chemotherapy have about a 10-15% chance of responding when used with older drugs that target the immune system.
- The response rate using the Houston Methodist-discovered drug Tilarginine has been approximately 45% in initial trials in TNBC and Metaplastic breast cancer.



**Jenny Chang, MD**
Breast Oncologist
Houston Methodist

©2025 Galera Therapeutics, Inc.
8

# Inhibiting NOS Reverses Resistance Mechanisms

NOS drives resistance mechanisms via reversible post-translational modifications (NT & SNO)

## NOS Overexpression Results in Chemo-Resistance



NOS
Nitric Oxide Synthase
Nitric Oxide (NO)
ASK1
SNO
JNK
cJUN
P
Chemokine
NT
CCL2
T Cell
NT
TCR

Resistance to Apoptosis

**Chemoresistance**

Reduced antigen presentation & lymphocyte infiltration

**Immunosuppression**

## NOS Inhibition Sensitizes to Standard of Care



NOS
Nitric Oxide Synthase
NOS inhibition
ASK1
JNK
P
cJUN
Chemokine
CCL2
T Cell
TCR

Apoptosis

**Reverses Chemoresistance**

Increased antigen presentation & lymphocyte infiltration

**Reverses Immunosuppression**

NOS, Nitric Oxide Synthase; NT, Tyrosine Nitration; SNO, S-nitrosylation; ASK1, Apoptosis Signal-Regulating Kinase 1; JNK, Jun N-terminal kinase; CCL2, C–C motif chemokine ligand 2; Adapted from Reddy et al., Targeting Nitric Oxide: Say NO to Metastasis. Clin Cancer Res; 29(10) May 15, 2023

Galera
©2025 Galera Therapeutics, Inc.
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# Tilarginine in Metaplastic Breast Cancer and TNBC

We believe resistant TNBC and metaplastic disease are two attractive opportunities with high unmet need

## Metaplastic Breast Cancer[1]



255,500
2,500
Non-Stage IV BC (95%)
Metaplastic (1%)

## Resistant Triple-Negative Breast Cancer[2,3]



255,500
32,250
8,500
Non-Stage IV BC (95%)
TNBC (12.6%)
Resistant TNBC (26%)

**Total Estimated Patient Population: 11,000/year**

[1] Reddy T et al., A comprehensive overview of metaplastic breast cancer: clinical features and molecular aberrations, Breast Cancer Research, 2020
[2] American Cancer Society Factsheet, 2019
[3] Wolf D et al., Redefining breast cancer subtypes to guide treatment prioritization and maximize response, Cancer Cell, 2022

Galera
©2025 Galera Therapeutics, Inc.
10

Tilarginine: A Pan-NOS Inhibitor for Breast Cancer ©2025 Galera Therapeutics, Inc. Tilarginine: a well-characterized safety profile across hundreds of patients Preclinical activity seen in TNBC-PDX models as single agent and in combination with chemo and targeted therapies Previous clinical trial experience in CV, sepsis and oncology settings Pharmacodynamic activity observed in non-oncology indications Intravenous administration Clinical activity & pharmacodynamic reduction in serum nitrites/nitrates observed in Phase 1b/2 study in TNBC (n=35)

Efficacy Signal in Locally Advanced TNBC ©2025 Galera Therapeutics, Inc. Findings from Phase 2 (n=24) portion of tilarginine + taxane trial *After anthracycline (AC)-based therapy Adapted from Chung AW et al. Sci Transl Med. 2021 Dec 15;13(624):eabj5070. doi: 10.1126/scitranslmed.abj5070. Epub 2021 Dec 15. PMID: 34910551. 3/4 CRs Failed a Taxane Prior to Enrollment Pathologic Complete Response in 3 pts (27%)

# Complete Response from the TNBC Trial

## 46-Year-Old Woman with Stage 3 Metaplastic Breast Cancer



**Baseline**

- Woman with locally-advanced **metaplastic** breast cancer
- **Stage 3 at diagnosis** with disease in lymph nodes
- Patient received **4 cycles of AC (Doxorubicin + Cytoxan)** prior to receiving 6 cycles of tilarginine + docetaxel



**Post-Therapy**

**Tilarginine + Taxotere**

- After **6 cycles of tilarginine + docetaxel,** patient went to surgery
- Pathology at surgery showed **patient had no residual disease in the breast** with some residual disease in the nodes
- **Patient is alive and well after 3 years**

Adapted from Chung AW et al. Sci Transl Med. 2021 Dec 15;13(624):eabj5070. doi: 10.1126/scitranslmed.abj5070. Epub 2021 Dec 15. PMID: 34910551.

©2025 Galera Therapeutics, Inc.
13

# Efficacy in Patient Who Failed Standard of Care

Breast Cancer Specialist affiliated with I-SPY 2 trial tested tilarginine through single patient IND



Nb Views: 24
RT SUB

**Baseline**

- 48-year-old woman with Stage 3 triple negative breast cancer
- Minimal response to Datopotamab deruxtecan or to pembrolizumab + carboplatin + paclitaxel
- Transient response to Doxorubicin + Cytoxan
  Breast mass still palpable (4x3cm); nodes still 2-3cm in size



Rotation: 7.5 deg.
RT SUB

**Post-Therapy**

**Tilarginine + Abraxane**

- Patient then received 4 cycles of tilarginine & nab-paclitaxel
- Mass and nodes were no longer palpable pre-surgery by clinical exam - Nodes were no longer enlarged on MRI; mass density much less
- Post-surgery pathology report notes a marked treatment effect (Minimal disease in breast, Isolated tumor cells in LN)

Galera
©2025 Galera Therapeutics, Inc.
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# Tilarginine Phase 2 Toxicity Profile

**Table 2. Phase 2 toxicities.** AST, aspartate aminotransferase; ALT, alanine aminotransferase.

| Toxicity | Grade 1 or 2 | Grade ≥3 | Any grade | Likely attributed to L-NMMA | Likely attributed to taxane |
|---|---|---|---|---|---|
| | 79.2% (19 of 24) | 20.8% (5 of 24) | 83.3% (20 of 24) | | |
| Constitutional | 10 (41.7%) | 1 (4.2%) | 11 (45.8%) | No | Yes |
| Gastrointestinal | 10 (41.7%) | 0 (0%) | 10 (41.7%) | No | Yes |
| Peripheral neuropathy | 7 (29.2%) | 1 (4.2%) | 8 (33.3%) | No | Yes |
| Dermatological | 7 (29.2%) | 1 (4.2%) | 8 (33.3%) | No | Yes |
| Musculoskeletal | 5 (20.8%) | 0 | 5 (20.8%) | No | Yes |
| Hematological | 5 (20.8%) | 0 | 5 (20.8%) | No | Yes |
| Mucositis | 4 (16.7%) | 0 | 4 (16.7%) | No | Yes |
| Pulmonary | 4 (16.7%) | 0 | 4 (16.7%) | Yes | No |
| Infectious | 0 | 2 (8.3%) | 2 (8.3%) | No | Yes |
| Cardiovascular | 2 (8.3%) | 0 | 2 (8.33%) | Yes | No |
| Renal | 0 | 1 (4.16%) | 1 (4.16%) | No | Yes |
| Elevation of AST/ALT | 0 | 1 (4.16%) | 1 (4.16%) | No | Yes |
| Dehydration | 0 | 1 (4.16%) | 1 (4.16%) | No | Yes |
| Electrolyte imbalance | 1 (4.16%) | 0 | 1 (4.16%) | No | Yes |
| Hypotension | 1 (4.16%) | 0 | 1 (4.16%) | Yes | No |
| Neurological | 1 (4.16%) | 0 | 1 (4.16%) | No | Yes |
| Sinus tachycardia | 1 (4.16%) | 0 | 1 (4.16%) | Yes | No |

Tilarginine is L-NMMA (NG-monomethyl-L-arginine) is a nitric oxide synthase (NOS) inhibitor, administered IV over 2 hours, with amlodipine pretreatment
Amlodipine and aspirin were used as supportive care.
Adapted from Chung AW et al. Sci Transl Med. 2021 Dec 15;13(624):eabj5070. doi: 10.1126/scitranslmed.abj5070. Epub 2021 Dec 15. PMID: 34910551.

Galera
©2025 Galera Therapeutics, Inc.
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# Metaplastic Breast Cancer is First Approval Opportunity

## A highly treatment-resistant subset of TNBC with no FDA approved therapies

### 12 Month Median OS in iNOS high patients[1]



Low iNOS
High iNOS
P = .003
Cumulative proportion surviving
Time, mo
No. at risk
Low
High

### Rare Subset with High Unmet Need

Incidence 1% of all breast cancer[2]
- First classified in 2000 by WHO
- No currently agreed treatment guidelines

Carcinomatous & sarcomatous features
- Similar to basal-like triple-negative breast cancer (TNBCs)
- Closely related to the claudin-low BC (loss of cell-cell adhesion genes)
- Enriched for stem cell-like and EMT characteristics
  - EMT = epithelial-to-mesenchymal transition

Highly chemo-refractory (10-15% ORR), poor survival[2]
- 3-year overall survival for LN+ Patients is 40% (v. 70% for basal-TNBC)

[1]Role of RPL39 in Metaplastic Breast Cancer. Dave B et al. (j. Chang) JNCI J Natl Cancer Inst (2017) 109(6): djw292
[2]A comprehensive overview of metaplastic breast cancer: Features and treatments. Yan Q et al., Cancer Sci, 2024
[3]Classification of Metaplastic Carcinomas of the Breast. Tavassoli FA. Pathology Annual, Volume 27, Part 2, pages 89–119. 1992

Galera
©2025 Galera Therapeutics, Inc.
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# Ongoing Fully Funded NIH Trial in Metaplastic Breast Cancer

4/9 patients in Phase 1 portion responded (PR + CR). 7/9 had clinical benefit (PR + CR + SD).

## iNOS overexpressed in Metaplastic Breast Cancer[1]



Overall Survival
Metaplastic Breast Cancer
Non-metaplastic Breast Cancer
p<0.0001 by log-rank test
Hazard Ratio: 11.5 (95% CI 3.64-36.35)
Fraction survival
1.0
0.5
0.0
0
100
200
300
400
500
Time (Months)

| | Median Survival (months) |
|---|---|
| Metaplastic Breast Cancer (n=33) | 64.4 |
| Non-Metaplastic Breast Cancer (n=7515) | 159.2 |

*After anthracycline (AC)-based therapy

## Clinical Trial in Metaplastic Breast Cancer

**Patient Population (n=~35 pts)**
1st and 2nd line locally advanced or metastatic metaplastic breast cancer patients

**Design & Drug Regimen**
Open label single arm Phase 1/2 study
Tilarginine + nab-paclitaxel + alpelisib

**Trial Logistics**
3 Sites: (Houston Methodist, MD Anderson, NCI Clinical)

**Desired Outcomes**
ORR (primary), PFS (primary), OS (secondary),

[1]Data derived from cBioPortal database of 7548 patients across 12 breast cancer studies Figure 3 in Reddy TP, Rosato RR, Li X, Moulder S, Piwnica-Worms H, Chang JC. A comprehensive overview of metaplastic breast cancer: clinical features and molecular aberrations. Breast Cancer Res. 2020 Nov 4;22(1):121. doi: 10.1186/s13058-020-01353-z.

Galera
©2025 Galera Therapeutics, Inc.
17

# Potential Registrational Pathway in Metaplastic Breast Cancer

## Based on previous rare cancer approvals, one additional randomized trial may be sufficient

### nab-paclitaxel + alpelisib + tilarginine

- Participants in this study will receive nab-paclitaxel, alpelisib and tilarginine, administered q3w cycles until disease progression, toxicity or until the participant withdraws from the study.
- Alterations in the Pl3K/Akt pathway have been linked with chemoresistance, especially in MpBC.
- As a result, this study includes alpelisib, a PI3K inhibitor, in the treatment regime.
- This study is targeting 36 participants at Houston Methodist, MD Anderson and the NIH
- This study is ongoing with 14 patients to date

### nab-paclitaxel +/- tilarginine

- Targeting 40 - 60 subjects, first-line or second-line
- Purpose of study is to explore activity of tilarginine with chemo versus chemo alone
- Global study with multiple centers excluding those in ongoing PI3K study
- Treatment to be continued until disease progression, unacceptable toxic effects, withdrawal from the trial, or death, whichever occurs first.
- Primary endpoint will be ORR and PFS.
- Secondary endpoints include OS

alpelisib (Piqray®, Novartis): FDA Approved May 2019 for use in combination with fulvestrant for HR+/HER-/PIK3CA-mutated, breast cancer following progression on endocrine-based regimen nab-paclitaxel (Abraxane®, BMS) albumin nanoparticles: FDA approved in Jan 2005

Galera
©2025 Galera Therapeutics, Inc.
18

Indication Expansion Opportunity in Neoadjuvant TNBC ©2025 Galera Therapeutics, Inc. 26% of TNBC patients do not have adequate treatment options in the neoadjuvant setting Ctr: paclitaxel; VC: veliparib-carboplatin-paclitaxel; Pembro: pembrolizumab Adapted from Wolf D et al., Redefining breast cancer subtypes to guide treatment prioritization and maximize response, Cancer Cell, 2022 TN/Immune-/DRD- subtpe has very poor % pCR rate I-SPY2 can identify TN/Immune-/DRD- individuals using RNA-Seq Pathologic complete response (pCR) is FDA approved endpoint in local breast cancer I-SPY KOLs believe NOS inhibition benefits some Immune-/DRD- patients via reversing immune exclusion

Avasopasem in HR+ HER2- Breast Cancer

# Avasopasem Restored Sensitivity to SoC in HR+ Cancers

## Avasopasem is active preclinically in both HR+ breast cancer and prostate cancer cell lines with AcK68 alteration



Normalized Surviving Fraction
1.00
0.80
0.60
0.40
0.20
0
***
MCF7WT
MCF7WT Fulvestrant (SERD)
MCF7Q68
MCF7Q68 Fulvestrant (SERD)
MCF7Q68
MCF7Q68 Avasoapsem
MCF7Q68 Palbociclib
MCF7Q68 Palbociclib + Avasopasem

Avasopasem is **cytotoxic** to **AcK68 HR+ breast tumors** and **synergizes** with **CDK4/6 inhibition**



Tumor Volume (mm³)
1000
500
0
AVA + ENZ
AVA
ENZ
Control
0
20
40
Days Post-treatment

Avasopasem is **cytotoxic** to **AcK68 prostate tumors** and **restores antiandrogen sensitivity**

HR+, Hormone Receptor positive; AcK68 = acetylation of lysine 68 on MnSOD enzyme; Q68 = model for AcK68 mutation; SoC = standard of care; ENZ = enzalutamide
Adapted from Zhu Y et al., Lysine 68 acetylation directs MnSOD as a tetrameric detoxification complex versus a monomeric tumor promoter, Nature Communications, (2019)10:2399

Galera
©2025 Galera Therapeutics, Inc.
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# Planned Grant Funded Ph1b/2 Trial in HR+ HER2- Breast Cancer

## Opportunity to evaluate ability of dismutase mimetic to reverse resistance to fulvestrant and CDK4/6 inhibitors

Avasopasem **replaces** deactivated AcK68-modified endogenous superoxide dismutase, **resolving superoxide accumulation** and **resistance to SoC**



$O_2^{\cdot-}$
$H_2O_2$
AcK68
$O_2^{\cdot-}$
AVA
$H_2O_2$
MnSOD
MnSOD–AcK68
MnSOD–AcK68 + AVA

### Patient Population

- 25 Patients with metastatic ER+/HER2- breast cancer patients
- Progressed on CDK4/6 & fulvestrant

### Design & Drug Regimen

- Open label single arm Phase 1b/2
- Avasopasem + CDK4/6 inhibitor + fulvestrant

Adapted from Zhu Y et al., Lysine 68 acetylation directs MnSOD as a tetrameric detoxification complex versus a monomeric tumor promoter, Nature Communications, (2019)10:2399

©2025 Galera Therapeutics, Inc.
22

©2025 Galera Therapeutics, Inc. Tilarginine potential to be first approved therapy in metaplastic breast cancer (MpBC) Fully grant funded Phase 1b/2 trial ongoing in MpBC with nab-paclitaxel and alpelisib (PI3K inhibitor) 4/9 responses seen in Phase 1 portion Next tranche of data expected end of 2025 Proof of concept achieved in TNBC patients in combination with docetaxel 46% ORR across all patients in Phase 2 82% ORR in locally advanced patients Avasopasem to be repositioned into HR+ HER2- breast cancer to restore sensitivity to 1st line patients Phase 1b/2 single arm investigator-initiated trial to begin in 1H2025 Cash balance supports multiple near-term data readouts Cash runway anticipated to fund operations into 2026 Executive Summary and Key Milestones

©2025 Galera Therapeutics, Inc. Cash balance post-financing supports multiple near-term data readouts Cash runway expected into 2026 Galera Therapeutics Capitalization and Cash Position Common Stock As of December 30, 2024 Assuming Conversion of Preferred Stock and Warrants Adjusted Share Count Common shares outstanding75.5M Number of shares Preferred stock and prefunded warrants1142.4M Adjusted common shares outstanding1217.8M 1Assuming pre-funded warrant conversion and Series B preferred conversion

Financial & Investor Information ©2025 Galera Therapeutics, Inc. OTC: GRTX In December 2024, Galera entered into a private placement financing Net proceeds of $3M combined with Galera’s net cash of $5.7M is expected to provide cash runway into 2026 On an as-converted basis after accounting for the acquisition of Nova Pharmaceuticals, Inc. and the financing, the total shares of Galera common stock outstanding would be 217.8M The following data is as of September 30, 2024 Cash and cash equivalents - $8.455M Outstanding shares of common stock – 54.4M

Appendix

# Other Completed Trials

## Two Completed Trials

| Program | Preclinical | Phase 1 | Phase 2 | Results/Status |
|---|---|---|---|---|
| **Avasopasem + SBRT x 5 days** | **Locally-Advanced Pancreatic Cancer** (n=42)<br>*Pilot randomized Phase 1-2 combo trial* | | | Improved response rate, tumor control, PFS and OS |
| **Tilarginine + pembrolizumab** | **Solid Tumors** (n=12)<br>*Ph 1b single-arm combo trial (HMRI)* | | | Combination Well tolerated |

Tilarginine is L-NMMA (NG-monomethyl-L-arginine), a nitric oxide synthase (NOS) inhibitor, administered IV over 2 hours, with Amlodipine pretreatment
SBRT is Stereotactic Body Radiotherapy, where high doses are administered over a 1-2 week period
HMRI = Houston Methodist Research Institute

Galera
©2025 Galera Therapeutics, Inc.
27

# NOS Inhibition Reverses Immune Exclusion of T Cells

## Excess nitric oxide creates an immunosuppressive tumor microenvironment

### Elevated iNOS On Tumor Edge Prevents CD8+ Penetration[1]


100µm

CD8+ Cells **(pink)** are excluded from penetrating into the tumor bed by high iNOS expression on tumor edge **(red)**

### NOS Inhibition Increases T Cell Infiltration[2]


WT Control
iNOS Inhibitor
iNOS KO Control
TILs
T cells (% Total cells)
3
2
1
0
**
**
CD4
CD8

iNOS inhibition **increases CD4 & CD8+ infiltration** in syngeneic tumor model

### High iNOS is Associated with Poor Survival in ER- Patients[3]


ER-negative
Low iNOS (n=27)
High iNOS (n=71)
% Survival
100
75
50
25
0
0 1 2 3 4 5 6 7 8 9 10
Analysis time (yr)

Patients with **high iNOS** expression experience **worse clinical outcomes**

1) Ridnour et al., Cancer Research Communications, 2024; 2) Jayaraman et al., J. Immunology, 2012; 3) Glynn et al., J. Clin., Invest., 2010

Galera
©2025 Galera Therapeutics, Inc.
28

# Combining Tilarginine with Immune Checkpoint Blocker

## Opportunity to evaluate NOS inhibition in combination with pembrolizumab

Nitrotyrosine (a marker of nitric oxide) **correlates with worse outcomes** in patients treated with pembrolizumab[1]



Control staining
Complete response
Stable disease
Progressive disease
Hoechst
anti-Nitrotyrosine
0.008
MFI
Progressive disease
Stable disease
Complete response
0.02
MFI
Progressive+Stable Disease
Complete Response

**Patient Population[2]**

- 12 Patients with refractory solid tumors who are naïve to anti-PD1 therapy
- Metastatic ER+/HER2- breast cancer patients who have progressed on CDK4/6 & fulvestrant

**Design & Drug Regimen[2]**

- Single center (Houston Methodist)
- Open label single arm Phase 1b/2a of Tilarginine and pembrolizumab

[1]Tcyganov et al., Cancer Cell, 2022; 2) NCT03236935

©2025 Galera Therapeutics, Inc.

29

Avasopasem in Locally Advanced Pancreatic Cancer

Synergy with High-Dose RT (SBRT) ©2023 Galera Therapeutics, Inc. High-fraction focal irradiation of human tumor xenografts (H1299 NSCLC) in mice Vehicle Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy RT with Biological Equivalent Doses Preclinical results; Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593

H2O2 build-up in Cancer Cell à Synergy with SBRT ©2023 Galera Therapeutics, Inc. Synergy eliminated with doxycycline-induced catalase in genetically modified H1299CAT cells Preclinical results; Sishc, et al., Science Translational Medicine 12 May 2021:Vol. 13, Issue 593

Proof of Concept Trial in Pancreatic Cancer ©2023 Galera Therapeutics, Inc. Completed 42-Patient Double-blind, Placebo-controlled, Randomized Trial 60-minute IV infusion before SBRT 4 Centers: MDA, Moffitt, Duke, UTSW Patients with Locally-advanced Pancreatic Cancer (LAPC) Screened after 4-6 months of chemotherapy Primary: Safety and feasibility of dismutase mimetic with SBRT Secondary: Survival (OS, PFS), Tumor Control (LRC, DMC), Response Rate SBRT + GC4419 90mg x 5 doses SBRT+ Placebo x 5 doses R Treatment Endpoints Population

Final Safety Analysis - Regimen Generally Well Tolerated ©2025 Galera Therapeutics, Inc. 12-Month Safety Follow-up (% of Patients) AEs Considered related by Investigator to SBRT SBRT + PBO SBRT + AVA ≤90 days after SBRT Any AE 67% 46% GI AE 44% 42% Severe AE 0% 0% >90 days after SBRT Any AE 22% 25% GI AE 17% 21% Severe AE 11% 8% No bleeding ulcers by 12-week endoscopy Similar SBRT Toxicity Across Arms Baseline Patient Characteristics Baseline Characteristics Placebo (n=18) GC4419 (n=24) Median age in years 68 72 Male / Female 39% / 61% 67% / 33% Borderline resectable / Unresectable 11% / 89% 29% / 71% ECOG Performance status 0/1 50% / 50% 50% / 46% Prior chemo, duration median (range) 22 weeks (12.0–36.3) 18 weeks (9.1–67.1) CA19-9 at randomization, median (range) 71 (0.5–5505) 31 (0.3–719) Smokers/Nonsmokers 17% / 83% 8% / 92% AE = Adverse Event, GI AE = Gastrointestinal AE

Efficacy Signal in Locally Advanced Pancreatic Cancer (N=42) ©2025 Galera Therapeutics, Inc. Regimen consisted of radiotherapy (SBRT) + avasopasem vs radiotherapy + placebo 1Adapted from Figure 2 in Taniguchi CM et al, Lancet Oncol 2023; 24: 1387–98 Overall and Progression-Free Survival1 Best in-field tumor response from baseline2 11.2 7.1 17.0 13.3 Median Months Hazard Ratio 0.48 0.46 2Adapted from Figure 3 in Taniguchi CM et al, Lancet Oncol 2023; 24: 1387–98